UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report:  February 22, 2011

MIDDLESEX WATER COMPANY
(Exact name of registrant as specified in its charter)

NEW JERSEY	0-422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
(Address of principal executive offices, including zip code)

(732)-634-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Middlesex Water Company

Item. 5.02.   Departure of Director or Principal Officers; Election of Directors; Appointment of Certain Officers.

On February 22, 2011, J. Richard Tompkins, a director of Middlesex Water Company (the “Company”), advised Middlesex Water of his intent to retire from the Company’s Board of Directors when his current term ends upon the election of directors at the Company’s 2011 Annual Meeting of Shareholders, which is scheduled for May 24, 2011.  Director Tompkins indicated that he does not have any disputes regarding Middlesex Water’s operations, policies or practices.  A copy of the Company’s February 22, 2011 press release announcing Director Tompkins’ retirement is attached as Exhibit 99.1 to this Form 8-K Report.

Item 9.01 Financial Statements and Exhibits

Exhibits:
99.1 Press Release dated February 22, 2011 announcing the retirement of J. Richard Tompkins from the Middlesex Water Company Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

s/Kenneth J. Quinn
Kenneth J. Quinn
Vice President, General Counsel,
Secretary and Treasurer

Dated:    February 22, 2011